FORM 8-K




                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 6, 1997


                         THC HOMECARE, INC.
       (Exact name of registrant as specified in its charter)


Utah                       1-11534                   48-1092064
-------------------------------------------------------------------
(State or other           (Commission          (I.R.S. Employer
jurisdiction of           File Number)         Identification No.)
incorporation or
organization)


3261 S. Highland Drive, Suite 613, Las Vegas, Nevada       89109
-------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (702) 796-1016

                           Medmarco, Inc.
                 215 South State Street, Suite 535
                     Salt Lake City, Utah 84111
               ------------------------------------
    (Former name and former address, if changed since last report)

                 INFORMATION TO BE INCLUDED IN THE REPORT



Item 5. Other Events.

        Monthly Financial Information. The Company is required to file unaudited monthly financial statements with the Bankruptcy Court. Such financial statements for the period from May 1 to May 31, 1997, (the "Financial Statements") are attached hereto as
Exhibit 28.1 and are incorporated herein by reference. The Financial Statements are filed with the Bankruptcy Court on a limited informational basis, are unaudited, and do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements. The results of operations for the Financial Statements are not necessarily indicative of results of operations for a full year.

Item 7.  Financial Statements and Exhibits.

        Exhibits

        See the Index to Exhibits which is incorporated herein by reference.

                           SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THC HOMECARE, INC.



                                            By:  /s/ Robert Rackham
                                               Robert Rackham, CEO


Date:  August 25, 1997

                        INDEX TO EXHIBITS


Exhibit No.     Description of Exhibits

28.1            Unaudited financial statements of the      Filed
                Company for the period from May 1 to      Herewith
                May 31, 1997, as filed with the
                Bankruptcy Court on August 6, 1997